Exhibit 10.49

RULES AND PROCEDURES
FOR
DIRECTORS’ DEFERRED COMPENSATION PROGRAM

The following rules and procedures have been adopted by the Compensation Committee (the “Committee”) of the Board of Directors of AvalonBay Communities, Inc. (the “Company”) to govern the deferral by a Non-Employee Director pursuant to Section 7(b) of the AvalonBay Communities, Inc. 1994 Stock Option and Incentive Plan, as amended and restated on December 8, 2004 and as subsequently amended (the “Plan”).  All capitalized terms used herein shall have the same meaning as used in the Plan unless otherwise specifically provided herein.

1.           Election to Defer.  A Non-Employee Director may elect in advance to receive all or a portion of the cash compensation or Restricted Stock Award otherwise due him in the form of a Deferred Stock Award.  To make such an election, the Non-Employee Director must execute and deliver to the Company an election form specifying the percentage of his cash compensation he wishes to defer and whether or not he wishes to receive his Restricted Stock Award in the form of a Deferred Stock Award.  Except with respect to a newly elected or appointed Non-Employee Director, any election under this paragraph shall apply only to cash fees that are earned with respect to services to be performed beginning on or after the start of the next calendar year after such receipt and to stock awards to be granted after the start of the next calendar year.  A newly elected or appointed Non-Employee Director, may, no later than 30 days after becoming a Non-Employee Director, file a deferral election which shall apply only to cash fees that are earned with respect to services to be performed subsequent to the election and to stock awards to be granted subsequent to the election.  An election shall remain in effect from year to year, until a new election becomes effective with respect to cash fees payable, and a stock award to be granted, in the next calendar year.  A Non-Employee Director may revoke or modify his deferral election with respect to cash fees that are payable, and a stock award to be granted, in the calendar year beginning after receipt by the Company of his written revocation (for clarification, this means that in the absence of a revocation or modification, an election will remain in effect for subsequent calendar years)..

2.           Deferred Account.  As of the last day of each calendar quarter, a Non-Employee Director’s deferred account (“Account”) shall be credited with a number of whole and fractional stock units determined by dividing his aggregate deferred cash fees for the calendar quarter by the Fair Market Value of a share of Stock.  If a Non-Employee Director has elected to receive his Restricted Stock Award in the form of a Deferred Stock Award, at such time as provided in Section 6(b)(i) of the Plan for issuance of Restricted Stock, his Account shall also be credited with a number of stock units determined pursuant to the provisions of Section 6(b)(i) of the Plan.  Except as otherwise provided in the award agreement, the stock units credited in lieu of a Restricted Stock Award shall vest twenty percent (20%) on the date of issuance and twenty percent (20%) on each of the four anniversaries of the date of issuance.

3.           Dividend Equivalent Amounts.  Whenever dividends (other than dividends payable only in shares of Stock) are paid with respect to Stock, each Account shall be credited with a number of whole and fractional stock units determined by multiplying the dividend value per share by the stock unit balance of the Account on the record date and dividing the result by the Fair Market Value of a share of Stock on the dividend payment date.

4.           Period of Deferral.  The period of deferral shall cease when a Non-Employee Director ceases to serve as a member of the Board of Directors of the Company.

5.           Designation of Beneficiary.  A Non-Employee Director may designate one or more beneficiaries to receive payments from his Account in the event of his death.  A designation of beneficiary shall apply to a specified percentage of a Non-Employee Director’s entire interest in his Account.  Such designation, or any change therein, must be in writing and shall be effective upon receipt by the Company.  If there is no effective designation of beneficiary, or if no beneficiary survives the Non-Employee Director, the estate of the Non-Employee Director shall be deemed to be the beneficiary.  All payments to a beneficiary or estate shall be made in a lump sum in shares of Stock, with any fractional share paid in cash.

6.           Payment.  All vested stock units credited to a Non-Employee Director’s Account shall be paid in shares of Stock to the Non-Employee Director, or his designated beneficiary (or beneficiaries) or estate, in a lump sum within 30 days after the Non-Employee Director ceases to serve on the Board; provided, however, that fractional shares shall be paid in cash.  Notwithstanding the foregoing, in the event of a Change in Control of the Company (as defined in Section 16(b) of the Plan), all Accounts under this deferred compensation arrangement shall become immediately payable in a lump sum.

7.           Adjustments.  In the event of a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in the number of stock units credited to Non-Employee Directors’ Accounts.

8.           Nontransferability of Rights.  During a Non-Employee Director’s lifetime, any payment under this deferred compensation arrangement shall be made only to him.  No sum or other interest under this deferred compensation arrangement shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt by a Non-Employee Director or any beneficiary under this deferred compensation arrangement to do so shall be void.  No interest under this deferred compensation arrangement shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of a Non-Employee Director or beneficiary entitled thereto.

9.           Company’s Obligations to Be Unfunded and Unsecured.  The Accounts maintained under this deferred compensation arrangement shall at all times be entirely unfunded, and no provision shall at any time be made with respect to segregating assets of the Company (including Stock) for payment of any amounts hereunder.  No Non-Employee Director or other person shall have any interest in any particular assets of the Company (including Stock) by reason of the right to receive payment under this deferred compensation arrangement, and any Non-Employee Director or other person shall have only the rights of a general unsecured creditor of the Company with respect to any rights under this deferred compensation arrangement.

FIRST AMENDMENT TO
RULES AND PROCEDURES
FOR
DIRECTORS’ DEFERRED COMPENSATION PROGRAM

The following amendment to rules and procedures governing the deferral by a Non-Employee Director pursuant to Section 7(b) of the AvalonBay Communities, Inc. 1994 Stock Option and Incentive Plan, as amended and restated on December 8, 2004 and as subsequently amended (the “Plan”) was adopted by the Company’s Board of Directors on December 11, 2008.  All capitalized terms used herein shall have the same meaning as used in the Plan unless otherwise specifically provided herein.

Section 6 of the Rules and Procedures is amended in its entirety to read as follows:

Payment.  All vested stock units credited to a Non-Employee Director’s Account shall be paid in shares of Stock to the Non-Employee Director, or his designated beneficiary (or beneficiaries) or estate, in a lump sum within 30 days after the Non-Employee Director ceases to serve on the Board; provided, however, that fractional shares shall be paid in cash.  Notwithstanding the foregoing, in the event of a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, all Accounts under this deferred compensation arrangement shall become immediately payable in a lump sum.

Section 8 of the Rules and Procedures is amended in its entirety to read as follows:

 Nontransferability of Rights.  During a Non-Employee Director’s lifetime, any payment under this deferred compensation arrangement shall be made only to him.  No sum or other interest under this deferred compensation arrangement shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt by a Non-Employee Director or any beneficiary under this deferred compensation arrangement to do so shall be void.  No interest under this deferred compensation arrangement shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of a Non-Employee Director or beneficiary entitled thereto.  Notwithstanding the foregoing, the Company may make payments to an individual other than a Non-Employee Director to the extent required by a domestic relations order.

SECOND AMENDMENT TO
RULES AND PROCEDURES
FOR
DIRECTORS’ DEFERRED COMPENSATION PROGRAM

The following amendment to rules and procedures governing the deferral by a Non-Employee Director pursuant to (i) Section 7(b) of the AvalonBay Communities, Inc. 1994 Stock Option and Incentive Plan, and (ii) Section 8(b) of the AvalonBay Communities, Inc. 2009 Stock Option and Incentive Plan (the “2009 Plan”), was adopted by the Company’s Board of Directors on February 10, 2010.  All capitalized terms used herein shall have the same meaning as used in the 2009 Plan unless otherwise specifically provided herein.

Section 6 of the Rules and Procedures is amended in its entirety to read as follows:

“6.         Payment.  All vested stock units credited to a Non-Employee Director’s Account shall be paid in shares of Stock to the Non-Employee Director, or his designated beneficiary (or beneficiaries) or estate, in a lump sum within 30 days after the Non-Employee Director incurs a Separation from Service (within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the ‘Code’) and in accordance with the presumptions set forth in Treasury Regulation Section 1.409A-1(h)) with the Company; provided, however, that fractional shares shall be paid in cash, and provided, further, that in the event the Non-Employee Director is a ‘specified employee’ within the meaning of Section 409A of the Code and the regulations promulgated thereunder, such distribution shall be made upon the earlier of the Non-Employee Director’s death, or six months and a day after his Separation from Service, all Accounts under this deferred compensation arrangement shall become immediately payable in a lump sum.”

CORRECTING AMENDMENT TO
RULES AND PROCEDURES
FOR
DIRECTORS’ DEFERRED COMPENSATION PROGRAM

The following correcting amendment to rules and procedures governing the deferral by a Non-Employee Director pursuant to (i) Section 7(b) of the AvalonBay Communities, Inc. 1994 Stock Option and Incentive Plan, and (ii) Section 8(b) of the AvalonBay Communities, Inc. 2009 Stock Option and Incentive Plan (the “2009 Plan”), was adopted by the Company’s Board of Directors on November 10, 2010.  All capitalized terms used herein shall have the same meaning as used in the 2009 Plan unless otherwise specifically provided herein.

The following amendment is hereby adopted, clarifying that Section 6 of the Company’s Rules and Procedures for Directors’ Deferred Compensation Program shall read as follows (previously inadvertently omitted language is underlined and bold):

“6.           Payment.  All vested stock units credited to a Non-Employee Director’s Account shall be paid in shares of Stock to the Non-Employee Director, or his designated beneficiary (or beneficiaries) or estate, in a lump sum within 30 days after the Non-Employee Director incurs a Separation from Service (within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the ‘Code’) and in accordance with the presumptions set forth in Treasury Regulation Section 1.409A-1(h)) with the Company; provided, however, that fractional shares shall be paid in cash, and provided, further, that in the event the Non-Employee Director is a ‘specified employee’ within the meaning of Section 409A of the Code and the regulations promulgated thereunder, such distribution shall be made upon the earlier of the Non-Employee Director’s death, or six months and a day after his Separation from Service, all Accounts under this deferred compensation arrangement shall become immediately payable in a lump sum.  Notwithstanding the foregoing, in the event of a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, all Accounts under this deferred compensation arrangement shall become immediately payable in a lump sum.”